UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 2, 2024, Fluent, Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”), and the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 4, 2024. There were 13,660,598 shares of the Company’s common stock outstanding on the May 14, 2024 record date for the Meeting and entitled to vote. A total of 8,815,360 shares were present or represented by proxy at the Meeting. Below is a brief description of, and the final voting results for, each proposal.

(1)
The Company’s stockholders approved the proposal to exercise the Company's pre-funded warrants issued pursuant to those certain securities purchase agreements dated as of May 13, 2024 and entered into by the Company and certain accredited investors named therein into shares of the Company’s common stock. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
8,660,908	149,306	5,146	0

(2)
The Company’s stockholders approved the proposal to issue pre-funded warrants pursuant to those certain securities purchase agreements dated as of May 13, 2024 to certain of the Company’s directors and/or officers and employees and to a consultant of the Company, and any shares of the Company’s common stock issuable upon exercise thereof. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
8,659,513	150,456	5,391	0

(3)
The Company’s stockholders approved the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of proposals 1 and 2 if there were not sufficient votes to approve such proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
8,543,399	264,890	7,071	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

July 8, 2024	By:	/s/ Don Patrick
	Name:	Don Patrick
	Title:	Chief Executive Officer